UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026
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KEARNY FINANCIAL CORP.
(Exact name of Registrant as Specified in Its Charter)
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Maryland	001-37399	30-0870244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Passaic Avenue Fairfield, New Jersey		07004
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (973) 244-4500
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KRNY	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

In accordance with Regulation FD, Kearny Financial Corp. (the “Company”) hereby furnishes an investor presentation the Company will use during meetings with investors, analysts, and other interested parties on or after June 3, 2026. The presentation is attached hereto as Exhibit 99.1 and will be available on the Company’s investor relations website at https://kearny.q4ir.com. This investor presentation includes a non-financial update to the Company’s investor presentation dated April 23, 2026.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01, including Exhibits 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits
(a)Financial Statements of Business Acquired. Not applicable.
(b)Pro Forma Financial Information. Not applicable.
(c)Shell Company Transaction. Not applicable.
(d)Exhibits.

Exhibit Number	Description
99.1	Kearny Financial Corp. investor presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEARNY FINANCIAL CORP.

Date: June 3, 2026	By:	/s/ Sean Byrnes
Sean Byrnes
Executive Vice President and Chief Financial Officer